Exhibit 99.9



                      SECOND LIEN PARENT PLEDGE AGREEMENT
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         PLEDGE AGREEMENT dated as of April 22, 2005 made by HUGHES NETWORK
SYSTEMS, INC., a Delaware corporation ("HNS"), and SKYTERRA COMMUNICATIONS, INC., a Delaware corporation ("SkyTerra"; and together with HNS, each a "Pledgor" and together, the "Pledgors"), in favor of BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Second Lien Credit Agreement, dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HUGHES NETWORK SYSTEMS, LLC, a Delaware limited liability company (the "Issuer"), the Administrative Agent, the Lenders, JPMORGAN CHASE BANK, N.A., as syndication agent (in such capacity, the "Syndication Agent"), and J.P. MORGAN SECURITIES INC. and BEAR, STEARNS & CO. INC., as joint lead arrangers and joint book managers (in such capacity, the "Joint Lead Arrangers").

                             W I T N E S S E T H :
                             ---------------------

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to the Issuer upon the terms and subject to the conditions set forth therein; and

         WHEREAS, the Pledgors are the legal and beneficial owners of the units of Pledged Equity (as hereinafter defined) issued by the Issuer;

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to the Issuer under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

         WHEREAS, pursuant to the Intercreditor Agreement, dated as of April 22, 2005 (the "Intercreditor Agreement"), among JPMorgan Chase Bank, N.A, as administrative agent (in such capacity, with its successors and assigns, the "First Priority Representative") for the First Priority Secured Parties (as defined therein), and Bear Stearns Corporate Lending Inc., as second lien administrative agent (in such capacity, with its successors and assigns, the "Second Priority Representative") for the Second Priority Secured Parties (as defined therein), the security interests executed hereby are subject and subordinated to the First Priority Obligations (as defined therein).

         NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Issuer under the Credit Agreement, the Pledgors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Credit Agreement or the Intercreditor Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

         "Collateral": the Pledged Equity and all Proceeds thereof.

         "First Lien Pledge Agreement" means that certain Pledge Agreement dated as of April 22, 2005 made by the Pledgors in favor of JPMorgan Chase Bank, N.A., as administrative agent, as amended, supplemented or otherwise modified from time to time.

         "Obligations": as defined in the Collateral Agreement.

         "Pledge Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "Pledged Equity": all of the Class A membership units of the Issuer listed on Schedule I hereto, together with all certificates, options or rights (including any additional Equity Interests of the Borrower) of any nature whatsoever that may be issued or granted by the Issuer to any Pledgor while this Pledge Agreement is in effect.

         "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Equity, and any and all collections on the foregoing or distributions with respect to the foregoing.

         "Requirement of Law": means, with respect to any person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations (including, without limitation, the Communications Act of 1934, as amended, and the written rules and regulations of the FCC) of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or which such Person or any of its property is subject.

         2. Pledge; Grant of Security Interest. Each Pledgor hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Powers; Endorsements. To the extent the Pledged Equity is certificated, concurrently with the delivery to the Administrative Agent (or, if prior to the First Priority Obligations Payment Date, the First Priority Representative), of each certificate representing one or more units of Pledged Equity, each Pledgor shall deliver an undated unit power covering such certificate, duly executed in blank by such Pledgor.

         4. Representations and Warranties. Each Pledgor represents and warrants that on the Closing Date:

         (a) the Pledged Equity listed on Schedule I constitutes all of the issued and outstanding Equity Interests of the Issuer issued to any Pledgor;

         (b) all the units of Pledged Equity have been duly and validly issued and are fully paid and nonassessable;

         (c) such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Equity listed on Schedule I to be pledged by such Pledgor, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by the First Lien Pledge Agreement and this Pledge Agreement; and

         (d) upon completion of the filings specified on Schedule II hereto, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected and enforceable Lien on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         5. Covenants. Each Pledgor covenants and agrees with the Administrative Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

         (a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent (or, if prior to the First Priority Obligations Payment Date, the First Priority Representative) in the exact form received, duly indorsed by such Pledgor to the Administrative Agent (following the First Priority Obligations Payment Date), if required, together with an undated power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by such Pledgor, to be held by the Administrative Agent (following the First Priority Obligations Payment Date), subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the Issuer shall be paid over to the Administrative Agent (or, if prior to the First Priority Obligations Payment Date, the First Priority Representative) to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent (following the First Priority Obligations Payment Date) to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent (or, if prior to the First Priority Obligations Payment Date, the First Priority Representative), hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Administrative Agent, such Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, provided that on or after the Closing Date, (i) SkyTerra shall be permitted to assign or transfer its interests in the Collateral to wholly-owned subsidiary of SkyTerra and (2) any Pledgor shall be permitted to assign or transfer such Pledged Equity to any other Person, in each case, so long as such transferee of such Pledged Equity shall within 10 business days after receipt of such Pledged Equity execute and deliver to the Administrative Agent a supplement substantially in the form of Exhibit A hereto and become a Pledgor hereunder, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement or that arise by operation of law. Such Pledgor will defend the right, title and interest of the Administrative Agent and the Secured Parties in and to the Collateral against the claims and demands of all Persons whomsoever.

         (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Administrative Agent (or, if prior to the First Priority Obligations Payment Date, the First Priority Representative), duly endorsed in a manner satisfactory to the Administrative Agent (following the First Priority Obligations Payment Date), to be held as Collateral pursuant to this Pledge Agreement.

         (d) Such Pledgor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         6. Dividends; Voting Rights; Interest Payments. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in subsection 7.01(h) or (i) of the Credit Agreement, in which case no such notice need be given) have given notice to the Pledgors of the Administrative Agent's intent to exercise its rights pursuant to paragraph 7 below, the Pledgors shall be permitted to receive and retain, and to utilize free and clear of the Lien of this Pledge Agreement, all distributions made in respect of the Pledged Equity and to exercise all voting and other limited liability company rights with respect to the Pledged Equity, provided, however, that no vote shall be cast or other limited liability company right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would be inconsistent with or result in any violation of any provision of this Pledge Agreement, the Credit Agreement or the Intercreditor Agreement.

         7. Rights of the Lenders and the Administrative Agent. (a) If an Event of Default shall occur and be continuing at anytime after the First Priority Obligations Payment Date and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in subsection 7.01(h) or (i) of the Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgors,
(i) the Administrative Agent shall have the right to receive any and all cash distributions paid in respect of the Pledged Equity and make application thereof to the Obligations in such order as the Administrative Agent may determine (other than cash distributions made to the Pledgors pursuant to Section 6.06(b) of the Credit Agreement, which such distributions may be received and retained by the Pledgors), and (ii) all units of the Pledged Equity shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise
(A) all voting and other limited liability company rights pertaining to such units of the Pledged Equity at any meeting of the members of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such units of the Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such units of the Pledged Equity, and in connection therewith, the right to deposit and deliver any and all of the Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Secured Parties hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Secured Party of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except to the extent that such failure constitutes gross negligence or willful misconduct, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. Remedies. (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in subsection 7.01(h) or (i) of the Credit Agreement in which case no such notice need be given) have given notice of its intent to exercise its rights hereunder to the Pledgor, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below and any notice referred to in the preceding sentence) to or upon the Pledgors, the Issuer, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall hold any Proceeds hereunder for the benefit of the Secured Parties as collateral security for the Obligations (whether matured or unmatured), and/or the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, may then or at any time thereafter, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Obligations then due and owing in the following order of priority:

                  FIRST, to the payment of all reasonable costs and expenses of every kind incurred by the Administrative Agent in connection with this Pledge Agreement, any other Loan Document or any of the Obligations, including, without limitation, (i) all costs incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, (ii) court costs, (iii) the reasonable fees and disbursements of legal counsel and agents to the Administrative Agent, (iv) any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Pledge Agreement or any other Loan Document and (v) without duplication, any amounts which are required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, to be paid by the Administrative Agent;

                  SECOND, to the payment of all other Obligations (the amounts so applied to be distributed pro rata among the Secured Parties in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, ratably to the Pledgors or their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against any Agent or any Secured Party arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 business days before such sale or other disposition.

         (b) Notwithstanding anything to the contrary in this Pledge Agreement, the Administrative Agent shall not take any action pursuant to this Pledge Agreement (including any action that would constitute or result in an assignment of any Communications License (as defined in the Credit Agreement) or a direst or indirect change of control of the Issuer if such assignment of such Communications License or direct or indirect change of control would require under any Requirement of Law in effect at that time, the prior approval of the FCC or any other relevant Government Authority), unless and until any applicable Requirement of Law has been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required under the terms of any license or operating right held by the Issuer (or any entity under its control).

         (c) Without limiting the generality of preceding clause (b), the Administrative Agent (on behalf of itself and the Secured Parties) hereby agrees that (a) to the extent required by applicable law, voting and consensual rights in the ownership interest of the Issuer (the "Pledged Interest") will remain with the holders of such voting and consensual rights after and during the continuance of an Event of Default unless and until any required prior approvals of the FCC or any other relevant Governmental Authority to the transfer of such voting and consensual rights to the Administrative Agent shall have been obtained; (b) upon the occurrence and during the continuance of an Event of Default, if required by applicable law, any foreclosure of the Pledged Interest pursuant to this Agreement shall be effected either through a private or public sale of the Pledged Interest; and
(c) prior to the exercise of voting or consensual rights by the purchaser, to the extent required by applicable law, at any such sale, the prior consent of the FCC pursuant to 47 U.S.C. ss. 310(d) will be obtained, as well as such licenses, approvals, authorizations and consents as may be required by the U.S. Department of State pursuant to the International Traffic in Arms Regulations; the U.S. Department of Commerce pursuant to the Export Administration Regulations; the U.S. Department of Defense pursuant to the National Industrial Security Program issued pursuant to Executive Order 12829; the Committee on Foreign Investment in the United States pursuant to the Exon Florio amendment to the Defense Production Act and implementing regulations; the U.S. Department of Treasury pursuant to the Foreign Asset Control Regulations; and the U.S. Department of Justice, the Federal Bureau of Investigation and the U.S. Department of Homeland Security regarding potential national security, law enforcement and public safety issues.

         (d) It is the intention of the parties hereto that the grant of security interests hereunder (including, without limitation, the creation thereof) in favor of the Administrative Agent on the Collateral, to the extent such Collateral is subject to and governed by the requirements rules and regulations of the FCC or any other relevant Governmental Authority, shall in all relevant aspects be subject to and governed by said requirements, rules and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by the Pledgors with respect to such Collateral except in accordance with the provisions of such statutory requirements, rules and regulations. The Pledgors agree that upon the request from time to time by the Administrative Agent it will actively pursue obtaining governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 5.06, including, upon any request of the Administrative Agent following the occurrence of an Event of Default, the preparation, signing and filing with (or causing to be prepared, signed and filed with) (i) the FCC or any other relevant Governmental Authority of any application or application for consent to the assignment of the Communications Licenses or transfer of control required to be signed by the Pledgor holding the Communications Licenses necessary or appropriate under the FCC's or any other relevant Governmental Authority's rules and regulations for approval of any sale or transfer of any of the Pledged Interests or the assets of Pledgor or any transfer of control in respect of any Communications License and (ii) the U.S. Department of State pursuant to the International Traffic in Arms Regulations; the U.S. Department of Commerce pursuant to the Export Administration Regulations; the U.S. Department of Defense pursuant to the National Industrial Security Program issued pursuant to Executive Order 12829; the Committee on Foreign Investment in the United States pursuant to the Exon Florio amendment to the Defense Production Act and implementing regulations; the U.S. Department of Treasury pursuant to the Foreign Asset Control Regulations; and the U.S. Department of Justice, the Federal Bureau of Investigation and the U.S. Department of Homeland Security regarding potential national security, law enforcement and public safety issues; as applicable, of any application for consent to transfer the Pledged Interests or the assets of the Pledgor necessary or appropriate under such regulations.

         9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to paragraph 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Equity or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgors will use its commercially reasonable efforts to take or to cause the Issuer of such Pledged Equity to take such action and prepare, distribute and/or file such documents, as required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Equity.

         (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

         (c) Each Pledgor further agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor will bear all costs and expenses of carrying out its obligations under this paragraph 9. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this paragraph 9 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this paragraph 9 may be specifically enforced.

         10. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent nor any Secured Party nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         16. Notices. Notices by the Administrative Agent to any Pledgor, or the Issuer may be given by mail, by telex or by facsimile transmission, addressed or transmitted to (a) if to HNS, Hughes Network Systems, Inc., c/o The DIRECTV Group, Inc., 2250 East Imperial Highway, El Segundo, CA 90245,
Attention: Larry D. Hunter, Esq., Telecopy: (310) 964-0838, (b) if to SkyTerra, SkyTerra Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036, Attention: Jeffrey Leddy, Telecopy: (212) 730-7541 and
(c) if to the Issuer to such person at its address or transmission number set forth in subsection 9.01(a) of the Credit Agreement and shall be effective (a) in the case of mail, five Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of delivery by hand or overnight courier service or telex or facsimile notices, when received. The Pledgors and the Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

         17. Irrevocable Authorization and Instruction to Issuer. Each Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement and the Credit Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that the Issuer shall be fully protected in so complying.

         18. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither any Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         19. Integration; Acknowledgements. At such time as the Loans and the Obligations shall have been paid in full and Commitments have been terminated, the Collateral shall be automatically released from the Liens created hereby, and this Pledge Agreement and all obligations (other than those expressly slated to survive such termination) of the Administrative Agent and each Pledgor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgor. At the request of any Pledgor following any such termination, the Administrative Agent, at the sole expense of such Pledgor, shall deliver to such Pledgor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Pledgor all UCC termination statements and/or such other documents as such Pledgor shall reasonably request to evidence such termination.

         20. No Recourse. Notwithstanding anything to the contrary in this Pledge Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Obligations, against any Pledgor or any of the assets of any Pledgor, other than the Collateral, it being expressly understood that the sole remedies available to the Administrative Agent and the Secured parties pursuant to this Pledge Agreement with respect to the Obligations shall be against the Collateral. Any obligation or liability whatsoever of any Pledgor pursuant to this Pledge Agreement or in respect of the Obligations shall be several and not joint with any other Pledgor.

         21. Financing Statements. Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor and (ii) a description of collateral that describes such property in any other manner as the Administrative Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Collateral.

         22. Counterparts. This Pledge Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Pledge Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         23. Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, the terms of this Agreement shall be subject to the terms of the Intercreditor Agreement and in the event of any inconsistency between any provision herein and therein, the terms of the Intercreditor Agreement shall govern. As provided in the Intercreditor Agreement, the security interests created hereby shall be subject and subordinate to the security interests created by any First Priority Security Document.

         24. First Priority Agreement. The Administrative Agent acknowledges and agrees, on behalf of itself and any Secured Party, that, any provision of this Agreement to the contrary notwithstanding, until the First Priority Obligations Payment Date, the Pledgors shall not be required to act or refrain from acting pursuant to this Agreement or with respect to any Collateral on which the First Priority Representative has a Lien superior in priority to the Administrative Agent's Lien thereon in any manner that would result in a default under the terms and provisions of the First Priority Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                   HUGHES NETWORK SYSTEMS, INC.


                                   By:  /s/ DEAN MANSON
                                       -----------------------------------------
                                       Name:   Dean Manson
                                       Title:  Vice President and General
                                               Counsel


                                   SKYTERRA COMMUNICATIONS, INC.


                                   By:  /s/ ROBERT LEWIS
                                       -----------------------------------------
                                       Name:   Robert Lewis
                                       Title:  Sr. Vice President and General
                                               Counsel


Accepted and Agreed:

BEAR STEARNS CORPORATE LENDING INC.

By:  /s/ VICTOR BULZACCHELLI
   --------------------------------------
   Name:   Victor Bulzacchelli
   Title:  Vice President

                          ACKNOWLEDGEMENT AND CONSENT

         The Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The Issuer further agrees that the terms of paragraph 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                   HUGHES NETWORK SYSTEMS, LLC


                                   By:  /s/ DEAN MANSON
                                      ------------------------------------------
                                      Name:   Dean Manson
                                      Title:  Vice President and General
                                              Counsel